SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED) : March 24, 2003

                          COMMISSION FILE NO. 0-49915

                               HerbalOrganics.com
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        Nevada                                         88-049628
--------------------------------                      -----------
(State or other jurisdiction of                     (I.R.S. Employer
 incorporation or organization)                    Identification No.)



              7708-119A Street, Delta, B.C., Canada   V4C 6N6
              -----------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                               (604) 596-9166
                     --------------------------------------
                            (ISSUER TELEPHONE NUMBER)



           7171 - 121st Street #109, Surrey, B.C., Canada V3W 1G9
           ------------------------------------------------------
                            FORMER NAME AND ADDRESS



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ITEM  4.     CHANGES  IN  REGISTRANT'S CERTIFYING ACCOUNTANT

Clyde Bailey, P.C., an independent chartered accountant, has been Registrant's auditor since January 2003. From inception to December 31, 2002, Mark Bailey
& Co. Ltd., an independent chartered accounting firm was the Registrant's auditor; however, due to an increase in their accounting fees, the Board of Directors of Registrant approved the change in accounting firms to Clyde Bailey, P.C. The financial statements for the past two years, audited by Mark Bailey & Co. Ltd. contained no adverse opinions or disclaimer of opinion, or were qualified or modified as to uncertainty, audit scope, or accounting principles. There have been no disagreements with Mark Bailey & Co., Ltd. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure.

ITEM  7.   FINANCIAL  STATEMENTS  AND  EXHIBITS.

c)  Exhibits:

    Exhibit No.    Description
    ----------     -----------
     99	           Letter of former accountants, Mark Bailey & Co., Ltd.


                                   Signatures
                                   ----------
Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


HerbalOrganics.com, Registrant

/s/  Thomas C. Whalen
----------------------------        Dated: March 24, 2003
Thomas C. Whalen,
Chief  Executive  Officer and
Chief Financial Officer




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